                     --------------------------------------
                         THE BRINSON RELATIONSHIP FUNDS



                            BRINSON SHORT-TERM FUND



                                 ANNUAL REPORT

                               DECEMBER 31, 1995


                            [ARTWORK APPEARS HERE]


              GLOBAL INVESTMENT MANAGEMENT OF INSTITUTIONAL ASSETS
                     --------------------------------------

BRINSON SHORT-TERM FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995


ASSETS:
   Cash ..................................................... $    10,000
                                                               ----------
             TOTAL ASSETS....................................      10,000
                                                               ----------
NET ASSETS:
   Applicable to 1,000 shares;  no par value;
      unlimited shares authorized............................ $    10,000
                                                               ----------
   Net asset value, offering price and redemption
      price per share ($10,000 / 1,000 shares) .............. $   10.0000
                                                               ----------

NET ASSETS CONSISTS OF:
   Paid in capital........................................... $    10,000
                                                               ==========
             NET ASSETS...................................... $    10,000
                                                               ==========

NOTE:
(1) The Brinson Relationship Funds (the "Trust") was organized as a Delaware business trust on August 16, 1994 as an investment company under the Investment Company Act of 1940, as amended. The Brinson Short-Term Fund has been inactive since that date except for matters relating to its organization and registration and the sale on April 25, 1995 of 1,000 shares of the Fund for $10,000 to Fund/Plan Services, Inc., the Trust's administrator. All organization costs were borne by Brinson Partners, Inc., the Trust's investment advisor.

THE BRINSON RELATIONSHIP FUNDS  -  REPORT OF INDEPENDENT AUDITORS
================================================================================


To the Trustees of The Brinson Relationship Funds and
  Shareholder of Brinson Short-Term Fund

We have audited the accompanying statement of assets and liabilities of the Brinson Relationship Funds: Brinson Short-Term Fund, as of December 31, 1995. This statement of assets and liabilities is the responsibility of the Trust's management. Our responsibility is to express an opinion on this statement of assets and liabilities based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets and liabilities presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities presents fairly, in all material respects, the financial position of The Brinson Relationship Funds:
Brinson Short-Term Fund at December 31, 1995, in conformity with generally accepted accounting principles.

                                       /s/ Ernst & Young LLP

Chicago, Illinois
February 6, 1996